As filed with the Securities and Exchange Commission on August 22, 2003

Registration No. 333-53011

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of issuer as specified in its charter)

Montana (State or other Jurisdiction of incorporation or organization)	81-0331430 (I.R.S. Employer Identification Number)

401 North 31st Street, Billings, Montana 59116
(Address of Principal Executive Offices and Zip Code)

SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANCSYSTEM, INC., 2002 RESTATEMENT

FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS PLAN, AS AMENDED, AND

FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED
(Full titles of plans)

Terrill R. Moore
Senior Vice President and Chief Financial Officer
FIRST INTERSTATE BANCSYSTEM, INC.
401 North 31st Street
Billings, Montana 59116
(Name and address of agent for service)

(406) 255-5300
(Telephone number, including area code, of agent for service)

With Copy to:
Holland & Hart LLP
Attn: Dennis M. Jackson, Esq.
555 Seventeenth Street, Suite 3200
Denver, Colorado 80202
(303) 295-8115

EXPLANATORY NOTE
PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
POWER OF ATTORNEY
FIRST INTERSTATE BANCSYSTEM, INC.
EXHIBITS INDEX

EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (Commission File No. 333-53011) is being filed solely for the purpose of amending the exhibit list as follows.

•	Include Amendment of Bylaws of First Interstate BancSystem, Inc. dated March 18, 1999 (Exhibit 4.28)

•	Include Amendment to Bylaws of First Interstate BancSystem, Inc. dated May 18, 2001 (Exhibit 4.31)

•	Include Form of Charity Shareholder’s Agreement with charitable shareholders (Exhibit 4.20)

•	Include Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001(Exhibit 4.26)

•	Include Shareholder’s Agreement for non-Scott family members dated August 19, 2002 (Exhibit 4.27)

•	Replace Employee Stock Purchase Plan of the Registrant, dated May 1, 1998 (Exhibit 4.16) with Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003 (Exhibit 4.30)

•	Replace First Interstate Stockholders’ Agreement with Scott Family members and amendment thereto (Exhibits 4.17 and 4.19) with Shareholder’s Agreement with Scott Family Members dated January 11, 1999 (Exhibit 4.29)

•	Replace Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., as amended December 31, 1994 and all amendments thereto (Exhibits 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14 and 4.15) with Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement and the first amendment thereto (Exhibits 4.32 and 4.33).

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. EXHIBITS

Regulation S-K
Exhibit		Document

4.1	(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2	(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

4.3	(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

4.4	(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.5	(6)	Bylaws of the Registrant

Regulation S-K
Exhibit	Document

4.6(5)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(10)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(10)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27(8)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.28(4)	Amendment of Bylaws of First Interstate BancSystem, Inc. dated March 18, 1999.

4.29(11)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(9)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(7)	Amendment to Bylaws of First Interstate BancSystem, Inc. dated May 18, 2001.

4.32(9)	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement.

4.33(9)	First Amendment to Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement, dated August 4, 2003.
5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24	Power of Attorney (included on page 4 of this Registration Statement)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-3250.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-25633.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-69490.

(8)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(11)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

*	Previously filed.

SIGNATURES

1. REGISTRANT

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 22, 2003.

First Interstate BancSystem, Inc.

By:	/s/ Thomas W. Scott Thomas W. Scott Chief Executive Officer

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas W. Scott and Terrill R. Moore, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below, and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that such attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 22, 2003.

SIGNATURE	TITLE

/s/ Homer A. Scott, Jr. Homer A. Scott, Jr.**	Chairman of the Board

/s/ Randall I. Scott Randall I. Scott**	Director

/s/ James R. Scott James R. Scott**	Vice Chairman of the Board

Sandra Scott Suzor	Director

SIGNATURE	TITLE

/s/ John M. Heyneman, Jr. John M. Heyneman, Jr.**	Director

/s/ Joel T. Long Joel T. Long**	Director

/s/ Lyle R. Knight Lyle R. Knight	President and Chief Operating Officer, Director

Terry W. Payne	Director

/s/ James W. Haugh James W. Haugh**	Director

/s/ Thomas W. Scott Thomas W. Scott	Chief Executive Officer and Director (Principal Executive Officer)

C. Gary Jennings	Director

/s/ Robert L. Nance Robert L. Nance	Director

Julie A. Scott	Director

Elouise C. Cobell	Director

/s/ Richard A. Dorn Richard A. Dorn	Director

Michael J. Sullivan	Director

/s/ William B. Ebzery William B. Ebzery	Director

David H. Crum	Director

/s/ Terrill R. Moore Terrill R. Moore	Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

** By Power of Attorney	/s/ Terrill R. Moore Terrill R. Moore Attorney-in-Fact

2.	SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANSYSTEM, INC., 2002 RESTATEMENT

     Pursuant to the requirements of the Securities Act, the trustee has duly caused this Post Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 22, 2003.

Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., 2002 Restatement

/s/ Richard A. McCann By: Richard A. McCann Its: Trustee

FIRST INTERSTATE BANCSYSTEM, INC.

EXHIBITS INDEX

Exhibit	Document

4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.5(6)	Bylaws of the Registrant

4.6(5)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(10)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(10)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27(8)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.28(4)	Amendment of Bylaws of First Interstate BancSystem, Inc. dated March 18, 1999.

4.29(11)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(9)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(7)	Amendment to Bylaws of First Interstate BancSystem, Inc. dated May 18, 2001. Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement.

4.32(9)	First Amendment to Savings and Profit Sharing Plan for Employees of First

4.33(9)	Interstate BancSystem, Inc. — 2002 Restatement, dated August 4, 2003.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

Exhibit	Document

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24	Power of Attorney (included on page 4 of this Registration Statement)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-3250.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-25633.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-69490.

(8)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(11)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

*	Previously filed.